   As filed with the Securities and Exchange Commission on February 24, 1999.
                                                                Registration No.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                THE STANLEY WORKS
             (Exact name of registrant as specified in its charter)

                                   CONNECTICUT
                         (State or other jurisdiction of
                         incorporation or organization)
                                   ----------

                                      3420
                          (Primary Standard Industrial
                           Classification Code Number)

                                   06-0548860
                      (I.R.S. Employer Identification No.)

                               1000 STANLEY DRIVE
                         NEW BRITAIN, CONNECTICUT 06053
                                 (860) 225-5111
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive
                                    offices)


                             STEPHEN S. WEDDLE, ESQ.
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                THE STANLEY WORKS
                    1000 STANLEY DRIVE, NEW BRITAIN, CT 06053
                                 (860) 225-5111
            (Name, address, including zip code, and telephone number,
                   including area code, of agents for service)

                                    Copy to:
                                PHYLLIS G. KORFF
                                 STACY J. KANTER
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 735-3000


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement, as determined by the registrants.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.
|_|

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 33-46212

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: |_|


                         CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities      Amount to be           Proposed Maximum          Proposed Maximum           Amount of
        to be Registered                 Registered               Offering             Aggregate Offering      Registration Fee
                                                               Price Per Unit              Price (1)
---------------------------------  ---------------------  ------------------------  -----------------------------------------------
Debt Securities..................  $20,000,000            100%                      $20,000,000               $5,560
=================================  =====================  ========================  ===============================================

This registration statement is being filed with respect to the registration of an additional $20,000,000 aggregate principal amount of debt securities of The Stanley Works, a Connecticut corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"). Pursuant to Rule 462(b), the contents of the Company's registration statement (File No. 33-46212), including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New Britain, State of Connecticut, on February 24, 1999.


                                            THE STANLEY WORKS



                                            By:  /s/ Stephen S. Weddle
                                                 ----------------------------
                                                 Name:  Stephen S. Weddle
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes Stephen S. Weddle, Jennifer O. Estabrook and Nancy M. Clark, or any of them, as attorneys-in-fact and agents, with full powers of substitution, to sign on his or her behalf, individually and in any and all capacities, and to file any and all amendments (including post-effective amendments) to this Registration Statement with the Securities and Exchange Commission, granting to said attorney-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done in the premises.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE                             TITLE                                         DATE
            ---------                             -----                                         ----
       /s/ John M. Trani
--------------------------------      Chairman, Chief Executive Officer                   January 28, 1999
        John M. Trani                 and Director


     /s/ Theresa F. Yerkes
--------------------------------
      Theresa F. Yerkes
                                      Vice President, Controller and                      January 28, 1999
                                      Acting Chief Financial Officer
                                      (Principal Financial Officer and Controller)


    /s/ Stillman B. Brown
--------------------------------      Director                                            January 28, 1999
      Stillman B. Brown


     /s/ Edgar R. Fiedler
--------------------------------      Director                                            January 28, 1999
        Edgar R. Fiedler

                                       5

       /s/ Mannie L. Jackson
--------------------------------      Director                                            January 28, 1999
        Mannie L. Jackson


       /s/ James G. Kaiser
--------------------------------      Director                                            January 28, 1999
         James G. Kaiser


       /s/ Eileen S. Kraus
--------------------------------      Director                                            January 28, 1999
         Eileen S. Kraus


       /s/ Hugo E. Uyterhoveven
--------------------------------      Director                                            January 28, 1999
      Hugo E. Uyterhoveven


       /s/ Walter W. Williams
--------------------------------      Director                                            January 28, 1999
         Walter W. Williams


       /s/ Kathryn D. Wriston
--------------------------------      Director                                            January 28, 1999
         Kathryn D. Wriston

EXHIBIT INDEX



Exhibit
Number                           Description of Exhibits
-------                          -----------------------
5.1 Opinion and consent of Stephen S. Weddle, Esq., Vice President, Secretary and General Counsel of the Company as to the legality of the securities being offered.

23.1     Consent of ERNST & YOUNG LLP, Independent Auditors.

23.2 Consent of Stephen S. Weddle, Esq., Vice President, Secretary and General Counsel of the Company (included in Exhibit 5.1).

24.1 Powers of Attorney of certain officers and directors of the Company (included in the signatures pages to the Registration Statement).


                                        7